UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event
reported):   March 28, 2011 (March 22, 2011)

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 22, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adjusted the compensation of its executive officers, including its named executive officers, other than the Chief Executive Bear.  At the recommendation of the Committee, the Board of Directors ratified and approved the Chief Executive Bear’s compensation.  These compensation adjustments included base salary adjustments, determination of the 2011 annual bonus plan, and 2011 long-term incentive compensation grants, each of which is described below.

2011 Base Salary Adjustments

The adjusted annual base salaries, for the Company’s named executive officers whose base salaries were adjusted effective March 27, 2011 are:

Name/Position	Adjusted Annual Base Salary
Maxine Clark, Chief Executive Bear	$659,200
John Haugh, President Bear	$384,400
Tina Klocke, Chief Operations and Financial Bear, Treasurer and Secretary	$350,000
Eric Fencl, Chief Bearrister, General Counsel and International Franchising	$293,600
David Finnegan, Chief Information Bear	$290,900

2011 Bonus Performance Objectives

Also on March 22, 2011, the Committee established the 2011 performance objectives for the range of cash bonuses that may be paid under the Build-A-Bear Workshop, Inc. Second Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to the Company’s executive officers, including its named executive officers.  The Base Bonus Calculation for each of the executives for 2011 is determined by multiplying the Base Bonus Payout (set forth below) by the executive’s eligible base salary (which excludes items such as relocation allowances, bonuses, stock options exercised and vested restricted stock):

Name/Position	Base Bonus Payout
Maxine Clark, Chief Executive Bear	100%
John Haugh, President Bear	70%
Tina Klocke, Chief Operations and Financial Bear, Treasurer and Secretary	70%
Eric Fencl, Chief Bearrister, General Counsel and International Franchising	40%
David Finnegan, Chief Information Bear	40%

The cash bonus, if any, to be paid to each respective executive officer will be calculated by multiplying the Base Bonus Calculation described above by the sum of (i) 25% of the applicable Percentage of Base Bonus Calculation set forth in in column (3) below for fiscal 2011 Consolidated Revenue, plus (ii) 75% of the applicable Percentage of Base Bonus Calculation set forth in in column (3) below for fiscal 2011 Consolidated EBITDA.

Consolidated Revenue—25% Percent Weighting

(1) Achievement Level	(2) Consolidated Revenue	(3) Percentage of Base Bonus Calculation
Threshold	$409,412,000	50%
Target	$416,710,000	100%
Maximum	$424,006,000	150%

Consolidated EBITDA—75% Percent Weighting

(1) Achievement Level	(2) Consolidated EBITDA	(3) Percentage of Base Bonus Calculation
Threshold	$29,800,000	50%
Target	$34,350,000	100%
Maximum	$38,899,000	150%

The performance objectives and the Build-A-Bear Workshop, Inc. 2011 Bonus Plan (the “2011 Bonus Plan”) provide for mandatory bonus payouts only if the Company’s 2011 Consolidated Revenue or Consolidated EBITDA (after providing for any bonus expense) exceeds the Threshold amount.  If the Company’s Consolidated EBITDA is greater than $27,000,000 but less than the Consolidated EBITDA Threshold amount, the Committee may in its discretion pay up to no more than 25% of the Base Bonus Calculation to each of the Company’s executive officers.  Under the 2011 Bonus Plan, Consolidated Revenue and Consolidated EBITDA results that fall between any of the achievement levels set forth in the tables above will be interpolated in accordance with the methodology set forth in the 2011 Bonus Plan, in the sole discretion of the Committee.  This discretion includes the ability to reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level, but the Committee may not use its discretion to increase the amount of compensation payable above the maximum percentage of Base Bonus Calculation for each achievement level.

Amendment of Chief Executive Bear’s Employment Agreement

The Employment, Confidentiality and Noncompete Agreement dated May 1, 2004, as amended, between Maxine Clark and the Company provides that Ms. Clark’s Base Bonus Payout will be 125%.  Ms. Clark, however, agreed to the reduction of her Base Bonus Payout to 100% for fiscal 2011.  Accordingly, Ms. Clark and the Company entered into a Second Amendment to Employment, Confidentiality and Noncompete Agreement to reduce the Base Bonus Payout for fiscal 2011.

The foregoing summary of the terms of the Second Amendment to Employment, Confidentiality and Noncompete Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2011 Long-Term Incentive Plan Awards

Also on March 22, 2011, the Committee granted the executive officers, including the named executive officers, time-based restricted stock awards, performance-based restricted stock awards, and non-qualified stock options under the Plan.  Utilizing market data compiled by the Committee’s compensation consultant, the Committee determined the market value of the long-term incentive award for each executive officer.  The resulting awards were then made 50% in time-based restricted stock, 25% in performance-based restricted stock and 25% in stock options, as follows:

Name	Number of Shares of Time-Based Restricted Stock	Target Number of Shares of Performance-Based Restricted Stock	Number of Shares subject to Non-Qualified Stock Options
Maxine Clark, Chief Executive Bear	54,832	27,416	44,412
John Haugh, President Bear	18,988	9,496	15,380
Tina Klocke, Chief Operations and Financial Bear, Treasurer and Secretary	18,988	9,496	15,380
Eric Fencl, Chief Bearrister, General Counsel and International Franchising	13,044	6,524	10,568
David Finnegan, Chief Information Bear	10,920	5,460	8,844

The number of shares of time-based restricted stock awarded to each officer was derived by dividing 50% of the officer’s target value by the product of (i) the closing sales price of the Company’s common stock on the New York Stock Exchange on March 22, 2011 multiplied by (ii) 0.848, the valuation factor calculated by the Committee’s compensation consultant.

The target number of shares of performance-based restricted stock awarded to each officer was derived by dividing 25% of the officer’s target value by the product of (i) the closing sales price of the Company’s common stock on the New York Stock Exchange on March 22, 2011 multiplied by (ii) 0.848, the valuation factor calculated by the Committee’s compensation consultant.  The number of performance-based restricted stock shares, if any, that will be earned by each respective executive officer will be calculated by multiplying the target number of shares awarded to such executive officer set forth above by the applicable Percentage of Target Value of Performance-Based Restricted Stock Earned Calculation set forth in in column (3) below for fiscal 2011 Earnings Per Share.

Fiscal 2011 Performance-Based Restricted Stock Payout-Earnings Per Share

(1) Achievement Level	(2) Earnings Per Share	(3) Percentage of Target Value of Performance-Based Restricted Stock Earned Calculation
Below Threshold	Less than $0.14 per share	0%
Threshold	$0.14 per share	50%
Target	$0.29 per share	100%
Maximum	$0.45 per share	200%

The number of shares subject to options was determined by dividing 25% of the officer’s target value by the product of (i) the closing sales price of the Company’s common stock on the New York Stock Exchange on March 22, 2011 multiplied by (ii) the Black-Scholes value of each option share also calculated by the Committee’s compensation consultant.  The options have an exercise price equal to $6.21 per share, which was the closing sales price of the Company’s common stock on the New York Stock Exchange on March 22, 2011.

Upon receipt of his or her 2011 Long-Term Incentive Plan award, each executive officer entered into a Build-A-Bear Workshop, Inc. Restricted Stock & Non-Qualified Stock Option Agreement (the “Agreement”) with the Company.  Each Agreement provides that the time-based restricted stock, performance-based restricted stock that is earned, and stock options vest at the rate of 25% per year over four years from the date of grant, beginning on the first anniversary of the date of grant; vesting is accelerated upon a change of control or, in certain circumstances, upon the holder’s death or termination of employment with the Company due to disability.  Holders of time-based restricted stock and performance-based restricted that that has been earned are entitled to voting and dividend rights.  With respect to options, the Agreement provides that: (i) the options expire 10 years from the date of grant; (ii) in the event the holder’s employment is terminated other than for cause, the holder’s options shall be exercisable for up to 30 days after the termination date, and may be exercised for a longer period not to exceed 10 years, in the discretion of the Committee; (iii) in the event of the holder’s death, the holder’s options may be exercised at any time within one year after his or her death, but not after 10 years from the date of grant; and (iv) in the event the Company terminates the holder’s employment due to disability, the holder’s options may be exercised at any time within 3 months after such termination, or for such longer period as the Committee may permit, but not after 10 years from the date of grant.

The foregoing summary of the Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment, Confidentiality and Noncompete Agreement between Maxine Clark and the Company, dated as of March 22, 2011
10.2	Form of Restricted Stock & Non-Qualified Stock Option Agreement

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 28, 2011	By:	/s/ Tina Klocke
	Name:	Tina Klocke
	Title:	Chief Operations and Financial Bear, Secretary and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment, Confidentiality and Noncompete Agreement between Maxine Clark and the Company, dated as of March 22, 2011
10.2	Form of Restricted Stock & Non-Qualified Stock Option Agreement